UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT 1934

                        DATE OF REPORT: NOVEMBER 17, 2003



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                             INTELLI-CHECK(R), INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                                     11-3234779
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                             246 CROSSWAYS PARK WEST
                            WOODBURY, NEW YORK 11797
                                 (516) 992-1900

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         99.1 Press Release dated November 14, 2003 - Intelli-Check, Inc. Reports Third Quarter 2003 Results


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         This information contained in this report (including exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

         On November 14, 2003, the Company issued a press release announcing its results of operations and financial condition for the three and nine months ended September 30, 2003. The full text of the press release is set forth in
Exhibit 99.1 attached hereto.

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

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INTELLI-CHECK, INC.

                               By: /s/ Frank Mandelbaum
                                     -------------------------------------------
                               Frank Mandelbaum, Chairman of the Board and Chief
                                Executive Officer


                               By: /s/ Edwin Winiarz
                                     -------------------------------------------
                               Edwin Winiarz, Senior Executive Vice President, Treasurer, and Chief Financial Officer


Dated: November 17, 2003

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